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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 4, 2001
               Date of earliest event reported: December 28, 2000


                                     AVIRON
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

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
      0-20815                                              77-0309686
(Commission File No.)                          (IRS Employer Identification No.)
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                             297 N. BERNARDO AVENUE
                         MOUNTAIN VIEW CALIFORNIA 94043
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 919-6500




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ITEM 5. OTHER EVENTS.

     On December 28, 2000, the U.S. Food and Drug Administration accepted for filing Aviron's Biologics License Application for its investigational intranasal influenza vaccine, FluMist(TM). On December 29, 2000, Aviron announced the acceptance for filing in a press release, a copy of which is attached as an exhibit to this Form 8-K and is incorporated by reference in its entirety.

ITEM 7. EXHIBITS.

Exhibit 99.1      Press Release, dated December 29, 2000, entitled "FDA accepts
                  FluMist(TM) Biologics License Application (BLA) for review ---
                  Triggers $15.5 million payment from American Home Products."


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       AVIRON

Dated:  January 4, 2001                By: /s/ C. Boyd Clarke
                                           -------------------------------------
                                           C. Boyd Clarke
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS

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
Exhibit 99.1    Press Release, dated December 29, 2000, entitled "FDA accepts
                FluMist(TM) Biologics License Application (BLA) for review ---
                Triggers $15.5 million payment from American Home Products."

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